UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22263

KraneShares Trust

(Exact name of registrant as specified in charter)

________

1350 Avenue of the Americas

2nd Floor

New York, New York, 10019

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

1350 Avenue of the Americas

2nd Floor

New York, New York, 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 857-2638

Date of fiscal year end: March 31, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

MPS Thomson Reuters Venture Capital Fund

Annual Report

March 31, 2015

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that KraneShares Trust use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-866-995-2726; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance (Unaudited)
MPS Thomson Reuters Venture Capital Fund

MPS Thomson Reuters Venture Capital Fund

Dear Shareholders:

We are pleased to send you the Annual Report for the MPS Thomson Reuters Venture Capital Fund (the “Fund”) for the period ended March 31, 2015. The Fund’s Institutional Class Shares (I shares) returned 10.94%, while Class A returned 10.83% (5.05% with sales load), from commencement of operations on October 1, 2014 to the period ended March 31, 2015.

As a comparison, the following indices produced these returns over the same period:

12.33% = Thomson Reuters Venture Capital Index

7.34%   = S&P 500 Index

9.39%   = Nasdaq 100 Index

We believe U.S. venture capital remains an attractive asset class for investors in 2015. Venture capital remains a strategic allocation for institutional investors and private companies — recipients of venture capital — continue to bring innovative products and value to the U.S./global marketplace, in our opinion. We believe these trends should drive attractive total returns for the Fund in 2015.

Aaron Dillon
MPS Funds LLC — Managing Director

May 2015

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the performance of the U.S. venture capital industry. The Fund’s current benchmark is the Thomson Reuters Venture Capital Index (the “Underlying Index”).

The Underlying Index seeks to replicate the aggregate gross performance of the U.S. venture capital industry by measuring the returns of a theoretical dynamic portfolio of liquid, publicly traded equity securities and derivative instruments designed to generate returns representative of more than 7,500 individual U.S. venture capital-funded private companies in the aggregate.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Nasdaq 100 Index is a market-value weighted index composed of the 100 largest domestic and international non-financial securities listed on the Nasdaq stock exchange.

Management Discussion of Fund Performance (Unaudited)
MPS Thomson Reuters Venture Capital Fund

Growth of a $10,000 Investment‡

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2015*
Cumulative Inception to Date
MPS Thomson Reuters Venture Capital Fund
Institutional Class Shares	10.94%
A Class Shares	10.83%
A Class Shares, with load**	5.05%
Thomson Reuters Venture Capital Index	12.33%

*	The Fund commenced operations on October 1, 2014.
**	Refers to the individual maximum sales charge of 5.25%.
‡	Unaudited.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Thomson Reuters Venture Capital Index seeks to replicate the aggregate gross performance of the U.S. venture capital industry by measuring the returns of a theoretical dynamic portfolio of liquid, publicly traded equity securities and derivative instruments designed to generate returns representative of more than 7,500 individual U.S. venture capital-funded private companies in the aggregate.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

	Shares	Value
COMMON STOCK — 83.4%‡
ARGENTINA — 0.0%
Information Technology — 0.0%
MercadoLibre	19	$2,328
CHINA — 0.0%
Information Technology — 0.0%
SINA*	40	1,286
Sohu.com*	43	2,293
		3,579
GUERNSEY — 0.2%
Information Technology — 0.2%
Amdocs	309	16,810
ISRAEL — 0.1%
Information Technology — 0.1%
Check Point Software Technologies*	119	9,754
NETHERLANDS — 0.3%
Energy — 0.0%
Core Laboratories	8	836
Information Technology — 0.0%
Yandex, Cl A*	87	1,319
Materials — 0.3%
LyondellBasell Industries, Cl A	324	28,447
TOTAL NETHERLANDS		30,602
UNITED STATES — 82.8%
Consumer Discretionary — 0.9%
McDonald’s	358	34,884
Netflix*	8	3,334

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — continued
NIKE, Cl B	207	$20,768
Sotheby’s	93	3,930
Walt Disney	355	37,235
		100,151
Consumer Staples — 1.0%
Procter & Gamble	1,278	104,719
Energy — 2.5%
Anadarko Petroleum	221	18,301
Apache	365	22,020
Chevron	515	54,065
EOG Resources	220	20,172
Exxon Mobil	872	74,120
Occidental Petroleum	468	34,164
Pioneer Natural Resources	29	4,742
Schlumberger	459	38,299
		265,883
Financials — 1.6%
Berkshire Hathaway, Cl B*	311	44,884
Boston Propertiesˆ	239	33,574
Crown Castle Internationalˆ	226	18,654
PNC Financial Services Group	433	40,373
Progressive	1,269	34,517
		172,002
Health Care — 1.5%
Amgen	111	17,743
athenahealth*	16	1,911
Cooper	259	48,542
Gilead Sciences*	182	17,860
Johnson & Johnson	445	44,766
MedAssets*	64	1,204
Merck	614	35,293
		167,319
Industrials — 3.3%
3M	272	44,866
Boeing	210	31,517
Caterpillar	490	39,215
General Electric	2,530	62,770
Honeywell International	423	44,122
Proto Labs*	26	1,820
Union Pacific	383	41,483
United Parcel Service, Cl B	400	38,776

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

	Shares	Value
COMMON STOCK — continued
Industrials — continued
United Technologies	365	$42,778
Verisk Analytics, Cl A*	77	5,498
		352,845
Information Technology — 68.4%
ACI Worldwide*	1,388	30,064
Adobe Systems(A)*	5,580	412,585
Advent Software	459	20,246
Akamai Technologies*	73	5,186
Amphenol, Cl A	100	5,893
ANSYS*	1,028	90,659
AOL*	100	3,961
Apple	2,338	290,917
Aspen Technology*	1,154	44,417
Autodesk*	2,451	143,727
Blackbaud	536	25,396
Blucora*	83	1,134
Bottomline Technologies*	85	2,326
CA	3,569	116,385
CACI International, Cl A*	124	11,150
Cadence Design Systems*	3,491	64,374
CDW	99	3,687
Cisco Systems	3,197	87,997
Citrix Systems*	2,254	143,963
Cognizant Technology Solutions, Cl A*	108	6,738
CommVault Systems*	550	24,035
Computer Sciences	115	7,507
comScore*	70	3,584
Convergys	189	4,322
CSG Systems International	151	4,589
Dealertrack Technologies*	46	1,772
Demandware*	22	1,340
DST Systems	122	13,507
eBay*	2,032	117,206
EMC	2,430	62,111
EPAM Systems*	37	2,268
Equinix	57	13,272
F5 Networks*	54	6,207
Facebook, Cl A*	3,457	284,218
Fair Isaac	302	26,793
Fortinet*	1,392	48,650
Gartner*	109	9,140
Google, Cl A*	508	281,788
Google, Cl C(A)*	598	327,705

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Guidewire Software*	696	$36,617
Hewlett-Packard	1,558	48,547
HomeAway*	61	1,840
IAC	97	6,545
iGATE*	66	2,816
Informatica*	1,069	46,881
Intel	3,591	112,291
International Business Machines(A)	2,068	331,914
Intuit(A)	3,099	300,479
Jack Henry & Associates	152	10,623
Leidos Holdings	70	2,937
LinkedIn, Cl A*	8	1,999
Manhattan Associates*	668	33,807
MasterCard, Cl A	335	28,941
Microsoft(A)	23,908	971,981
Monotype Imaging Holdings	113	3,688
National Instruments	87	2,787
NCR*	77	2,272
NetScout Systems*	636	27,889
NetSuite*	399	37,011
Nuance Communications*	3,322	47,671
Oracle(A)	15,678	676,507
Palo Alto Networks*	19	2,776
Pegasystems	506	11,006
Progress Software*	675	18,340
Proofpoint*	29	1,717
PTC*	1,727	62,466
Qlik Technologies*	943	29,356
QUALCOMM	1,426	98,879
RealPage*	491	9,889
Red Hat*	1,927	145,970
Rovi*	988	17,991
salesforce.com inc(A)*	6,215	415,224
SanDisk	117	7,444
ServiceNow*	1,228	96,742
Skyworks Solutions	315	30,961
SolarWinds*	719	36,842
Solera Holdings	912	47,114
Splunk*	1,164	68,909
SS&C Technologies Holdings	645	40,184
Symantec	7,831	182,971
Synchronoss Technologies*	468	22,211
Synopsys*	1,803	83,515

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Syntel*	92	$4,759
Tableau Software, Cl A*	379	35,065
Teradata*	44	1,942
Total System Services	189	7,210
Twitter*	66	3,305
Tyler Technologies*	325	39,172
Ultimate Software Group*	304	51,666
Unisys*	91	2,112
VeriFone Systems*	128	4,466
Verint Systems*	747	46,262
VeriSign*	127	8,505
Virtusa*	103	4,262
Visa, Cl A	568	37,153
VMware, Cl A*	1,213	99,478
WebMD Health, Cl A*	82	3,594
Workday, Cl A*	38	3,208
Yahoo!*	1,709	75,939
Zynga, Cl A*	10,424	29,708
		7,375,175
Materials — 1.3%
Dow Chemical	776	37,232
International Flavors & Fragrances	357	41,913
International Paper	452	25,081
Praxair	315	38,033
		142,259
Telecommunication Services — 2.3%
AT&T	3,149	102,815
CenturyLink	393	13,578
SBA Communications, Cl A*	89	10,422
Verizon Communications	2,469	120,067
		246,882
TOTAL UNITED STATES		8,927,235
TOTAL COMMON STOCK (Cost $8,713,706)		8,990,308
EXCHANGE TRADED FUND — 18.9%
United States — 18.9%
Vanguard Health Care ETF(A)	15,037	2,037,814
TOTAL EXCHANGE TRADED FUND (Cost $1,804,557)		2,037,814
TOTAL INVESTMENTS — 102.3% (Cost $10,518,263)		$11,028,122

Percentages are based on Net Assets of $10,777,365

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

A list of the outstanding OTC swap agreements held by the Fund at March 31, 2015

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Depreciation
Societe Generale	SGGLTH20**	0.54%	Index Return	12/31/49	$(10,895,855)	$(140,574)
Societe Generale	Basket Swap***	1-Month LIBOR +0.35%	Index Return	12/31/49	(2,982,526)	(72,569)
						$(213,143)

**	S&P 500 Total Return Index and Nasdaq 100 Total Return Index.
***	The following table represents the individual common stock and ETF exposure comprising the Societe Generale Equity Basket Swap as of March 31, 2015.

Societe Generale Equity Basket Swap
Shares	Description	Market Value	Unrealized Gain (Loss)
4,169	Vanguard Health Care ETF	$564,983	$3,294
6,657	Microsoft	270,640	(21,469)
4,389	Oracle	189,385	(3,862)
1,552	Adobe Systems	114,755	(9,079)
1,756	Salesforce.Com	117,318	(2,897)
165	Google Cl C	90,420	(3,851)
581	Intl Business Machines	93,251	12
858	Intuit	83,192	(1,476)
643	Apple	80,008	(2,996)
140	Google Cl C	77,658	(2,845)
957	Facebook Cl A	78,680	2,359
2,247	Symantec	52,501	(4,258)
686	Autodesk	40,227	(3,677)
631	Citrix Systems	40,302	126
536	Red Hat	40,602	3,264
693	Verizon Communications	33,701	(582)
990	Intel	30,957	(2,762)
565	Ebay	32,589	(396)
992	CA	32,349	(228)
885	AT&T	28,895	(1,761)
355	Procter & Gamble	29,089	(1,232)
397	Qualcomm	27,528	(1,316)
333	VMware Cl A	27,309	(1,525)
878	Cisco Systems	24,167	(2,156)
341	Servicenow	26,864	798
284	Ansys	25,046	497
500	Synopsys	23,160	(300)
322	Splunk	19,062	(2,550)
482	Yahoo!	21,418	157
679	EMC	17,355	(2,176)
715	General Electric	17,739	(930)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

Societe Generale Equity Basket Swap – (continued)
Shares	Description	Market Value	Unrealized Gain (Loss)
999	Cadence Design Systems	$18,422	$(150)
483	PTC	17,470	807
434	Hewlett-Packard	13,523	(1,563)
254	Solera Holdings	13,122	(1,120)
84	Ultimate Software Group	14,276	215
968	Nuance Communications	13,891	300
388	Fortinet	13,561	330
296	Informatica	12,981	155
75	3M	12,371	(416)
105	Union Pacific	11,373	(1,306)
85	Berkshire Hathaway Cl B	12,267	(235)
121	Johnson & Johnson	12,173	(317)
322	Aspen Technology	12,394	58
100	United Technologies	11,720	(599)
99	Intl Flavors & Fragrances	11,623	(485)
116	Honeywell International	12,100	(31)
71	Cooper Cos	13,307	1,540
87	Praxair	10,504	(768)
110	United Parcel Service Cl B	10,663	(549)
134	Caterpillar	10,724	(398)
119	PNC Financial Services Group	11,096	35
177	SS&C Technologies Holdings	11,027	149
109	Netsuite	10,111	(579)
195	Guidewire Software	10,259	(413)
126	Schlumberger	10,513	(149)
216	Dow Chemical	10,364	(205)
88	Tyler Technologies	10,607	(19)
197	Solarwinds	10,094	(286)
97	Walt Disney	10,174	(97)
104	Tableau Software Cl A	9,622	(450)
129	Occidental Petroleum	9,417	(518)
171	Merck & Co.	9,829	(111)
98	Mcdonald's	9,549	(251)
185	Manhattan Associates	9,363	(142)
350	Progressive	9,520	39
64	Boston Properties	8,991	151
262	Qlik Technologies	8,156	(383)
90	Mastercard Cl A	7,775	(507)
397	ACI Worldwide	8,599	472
86	Skyworks Solutions	8,453	616
90	Lyondellbasell Industries Cl A	7,902	153
151	Commvault Systems	6,599	(820)
177	Netscout Systems	7,761	508

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

Societe Generale Equity Basket Swap – (continued)
Shares	Description	Market Value	Unrealized Gain (Loss)
125	International Paper	$6,936	$(186)
2,965	Zynga Cl A	8,450	1,571
298	Rovi	5,427	(1,395)
147	Blackbaud	6,965	244
102	Apache Corp	6,154	(557)
131	Synchronoss Technologies	6,217	445
127	Advent Software	5,602	3
56	Nike Cl B	5,618	88
187	Progress Software	5,081	(67)
49	Gilead Sciences	4,808	(279)
60	Anadarko Petroleum	4,969	63
85	Amdocs	4,624	133
110	Centurylink	3,801	(281)
144	Pegasystems	3,132	185
143	Realpage	2,880	29
52	Total System Services	1,984	(25)
38	Verifone Systems	1,326	(20)
37	CSG Systems Intl	1,124	22
			$(71,183)
	Interest accrual from financing leg		$(1,386)

‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
*	Non-income producing security.
ˆ	Real Estate Investment Trust
(A)	Security, or a portion of this security, has been pledged as collateral on open derivative positions.

Cl — Class

ETF — Exchange Traded Fund

LIBOR — London Interbank Offered Rate

OTC — Over the Counter

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2015

MPS Thomson Reuters Venture Capital Fund

The following is a summary of the inputs used as of March 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$8,990,308	$—	$—	$8,990,308
Exchange Traded Fund	2,037,814	—	—	2,037,814
Total Investments in Securities	$11,028,122	$—	$—	$11,028,122

	Level 1	Level 2	Level 3	Total
Other financial instruments
Total Return Swaps*
Unrealized Depreciation	$—	$(213,143)	$—	$(213,143)
Total Liabilities	$—	$(213,143)	$—	$(213,143)

*	Swaps are valued at the unrealized depreciation on the instrument.

For the period ended March 31, 2015, there have been no transfers between Level 1 and Level 2 investments.

For the period ended March 31, 2015, there have been no transfers between Level 2 and Level 3 investments.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
March 31, 2015

MPS Thomson Reuters Venture Capital Fund
Assets:
Investments at Value	$11,028,122
Cash	8,113
Receivable from Adviser	29,276
Deferred Offering Costs (see Note 2)	15,018
Dividend and Interest Receivable	3,466
Prepaid Expenses	7,422
Total Assets	11,091,417
Liabilities:
Unrealized Depreciation on Swap contracts, at Value	213,143
Payable due to Administrator	8,493
Payable for Trustees’ Fee	3,487
Other Accrued Expenses	88,929
Total Liabilities	314,052
Net Assets	$10,777,365
Net Assets Consist of:
Paid-in Capital	$10,230,968
Undistributed Net Investment Income	213,386
Accumulated Net Realized Gain on Investments and Swap Contracts	36,295
Net Unrealized Appreciation on Investments	509,859
Net Unrealized Depreciation on Swap Contracts	(213,143)
Net Assets	$10,777,365
Institutional Class Shares:
Net Assets	$10,772,203
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	994,504
Net Asset Value, Offering and Redemption Price Per Share	$10.83
A Class Shares:
Net Assets	$5,162
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	477
Net Asset Value, Offering and Redemption Price Per Share	$10.82
Maximum Offering Price Per Share — A Class Shares ($10.82 ÷ 94.75%)	$11.42
Cost of Investments	$10,518,263

The accompanying notes are an integral part of the financial statements.

Statement of Operations
For the period ended March 31, 2015

MPS Thomson Reuters Venture Capital Fund(1)
Investment Income:
Dividend Income	$73,438
Interest Income	75
Total Investment Income	73,513
Expenses:
Advisory Fees	59,135
Administration Fees	49,589
Trustees’ Fees	3,487
Distribution Fees, A Class	4
Transfer Agent Fees	69,014
Professional Fees	41,140
Offering Costs (See Note 2)	27,808
Pricing Fees	10,614
Printing Fees	5,000
Registration Fees	2,864
Custodian Fees	537
Other Fees	11,511
Total Expenses	280,703
Less:
Advisory Fee Waiver	(59,135)
Reimbursement from Adviser	(150,621)
Net Expenses	70,947
Net Investment Income	2,566
Net Realized Gain on:
Investments	32,487
Swap Contracts	440,315
Net Realized Gain on Investments and Swap Contracts	472,802
Net Unrealized Appreciation (Depreciation) on:
Investments	509,859
Swap Contracts	(213,143)
Net Unrealized Appreciation on Investments and Swap Contracts	296,716
Net Realized and Unrealized Gain on Investments and Swap Contracts	769,518
Net Increase in Net Assets Resulting from Operations	$772,084

(1)	The Fund commenced operations on October 1, 2014.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
For the period ended March 31, 2015

MPS Thomson Reuters Venture Capital Fund
Period Ended March 31, 2015(1)
Operations:
Net Investment Income	$2,566
Net Realized Gain on Investments and Swap Contracts	472,802
Net Unrealized Appreciation on Investments and Swap Contracts	296,716
Net Increase in Net Assets Resulting from Operations	772,084
Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(253,374)
A Class Shares	(120)
Total Dividends and Distributions	(253,494)
Capital Share Transactions:
Institutional Class Shares
Proceeds from Shares Issued	10,000,140
Reinvestment of Distributions	253,374
Net Institutional Class Transactions	10,253,514
A Class Shares
Proceeds from Shares Issued	5,141
Reinvestment of Distributions	120
Net A Class Transactions	5,261
Increase in Net Assets from Capital Share Transactions	10,258,775
Total Increase in Net Assets	10,777,365
Net Assets:
Beginning of Period	—
End of Period	$10,777,365
Undistributed Net Investment Income	$213,386
Share Transactions:
Institutional Class Shares
Shares Issued	970,824
Shares Issued in Lieu of Distributions	23,680
Total Institutional Class Shares Transactions	994,504
A Class Shares
Shares Issued	466
Shares Issued in Lieu of Distributions	11
Total A Class Shares Transactions	477
Net Increase in Shares Outstanding from Share Transactions	994,981

(1)	Commenced operations on October 1, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios
For the Period Ended March 31, 2015
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Realized Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)‡		Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)‡		Ratio of Net Investment Income (Loss) to Average Net Assets (%)‡		Portfolio Turnover (%)
MPS Thomson Reuters Venture Capital Fund
Institutional Class Shares(1)
2015	10.00	—	1.09	1.09	(0.26)	—	(0.26)	10.83	10.94	10,772	1.50	†	5.92	†	0.05	†	19	††
A Class Shares(1)
2015	10.00	(0.01)	1.09	1.08	(0.26)	—	(0.26)	10.82	10.83	5	1.75	†	6.37	†	(0.14	)†	19	††

(1)	Commenced operations on October 1, 2014.
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the period as reported in the Statement of Operations and do not reflect the Fund’s proportionate share of the income and expenses of exchange traded funds.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2015, the Trust had six separate funds. The financial statements herein and the related notes pertain only to the MPS Thomson Reuters Venture Capital Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The Fund is diversified, as defined under Section 5(b)(1) of the Investment Company Act of 1940. MPS Funds, LLC (the “Adviser”), a Delaware limited liability company, serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Fund, the Fund’s business affairs and other administrative matters. The Fund commenced operations on October 1, 2014 and currently offers Institutional Class Shares and A Class Shares.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the performance of the U.S. venture capital industry. The Fund’s current benchmark is the Thomson Reuters Venture Capital Index (the “Underlying Index”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

USE OF ESTIMATES —  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

SECURITY VALUATION — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices (absent both bid and asked prices on such exchange, the bid price may be used).

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investment companies may include index-based investments, such as exchange traded funds (“ETFs”), that hold substantially all of their assets in securities representing a specific index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs).

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of March 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended March 31, 2015, there have been no significant changes to the Fund’s fair valuation methodologies.

FEDERAL INCOME TAXES — It is the Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the period ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend Income generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Fund invests may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Dividend income received from investment companies is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from investment companies are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

FOREIGN CURRENCY TRANSLATION — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund isolates that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

CLASSES — Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes its net investment income and net realized capital gains, if any, to shareholders at least annually. The Fund may make distributions on a more frequent basis.

DEFERRED OFFERING COSTS — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Fund. For the period ended March 31, 2015, the remaining amount still to be amortized for the Fund was $15,018.

SWAP CONTRACTS — The Fund expects to enter into swap contracts, including in particular, total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Swap contracts may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. The Fund may also use swap contracts to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap contracts will tend to shift the Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap contracts may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of the Fund’s investments and its share price.

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statement of Assets and Liabilities reflects, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end.

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Entering into swap contracts involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. As of March 31, 2015, the Fund has entered into swap contracts as shown on the Schedule of Investments.

For the period ended March 31, 2015, the average volume of activity of swap contracts was as follows:

Total Return Swaps
Average Notional Amounts:
Index Swap	$8,677,862
Equity Basket Swap	3,085,117

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of March 31, 2015, the Fund entered into swap agreements with one counterparty.

DERIVATIVE CONTRACTS — To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreement, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of March 31, 2015:

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Societe Generale	$—	$(213,143)	$(213,143)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Pledged or (Received)†	Cash Collateral Pledged or (Received)†	Net Amount‡
Societe Generale	$(213,143)	$213,143	$—	$—

†	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
‡	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Concentration of Risk

Cash at March 31, 2015, is held in time deposits at Brown Brothers Harriman. Amounts may exceed federally insured limits.

3. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

The Adviser is responsible for the day-to-day management of the Fund, and continuously reviews, supervises, and administers the Fund’s investment program. The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Adviser, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at the annual rate of 1.25%, based on a percentage of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding taxes, leverage interest, brokerage costs, dividends and interest on securities sold short, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation and indemnification expenses (“Excluded Expenses”)) from exceeding 1.50% and 1.75% of the Fund’s average daily net assets of the Institutional Class Shares and A Class Shares, respectively, until August 4, 2015. This Agreement may be terminated at any time and for any reason at the sole discretion of the Fund’s Board of Trustees.

Sub-Advisory Agreement

Index Management Solutions, LLC serves as the investment sub-adviser to the Fund (the “Sub-Adviser”). The Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Underlying Index, subject to the

Notes to Financial Statements

3. RELATED PARTY TRANSACTIONS  – (continued)

supervision of the Adviser and the Board of Trustees. For the services it provides to the Fund, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.05% on the Fund’s daily average net assets up to $50 million; 0.04% on each Fund’s daily average net assets on the next $50 million; and 0.03% on each Fund’s daily average net assets in excess of $100 million.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company and an affiliate of the administrator, serves as distributor of the Fund’s shares pursuant to a distribution agreement.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to the Fund’s A Class Shares. In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets attributable to A Class Shares for certain distribution-related activities. The Distributor does not receive any compensation from the Fund for the distribution of Institutional Class Shares. These fees are disclosed on the Statement of Operations as “Distribution Fees”.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended March 31, 2015, the Fund was charged $49,589 for these services.

Brown Brothers Harriman & Co. serves as the Fund’s Custodian pursuant to a Custodian Agreement. DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

4. INVESTMENT TRANSACTIONS

For the period ended March 31, 2015, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales
MPS Thomson Reuters Venture Capital Fund(1)	$12,366,372	$1,879,022

(1)	Commenced operations on October 1, 2014.

There were no purchases or sales of long-term U.S. Government securities.

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Notes to Financial Statements

5. TAX INFORMATION  – (continued)

The following differences, primarily attributable to non-deductible deferred organizational costs and REIT and Swap adjustments have been reclassified to/from the following accounts during the period ended March 31, 2015.

MPS Funds	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
MPS Thomson Reuters Venture Capital Fund	$464,314	$(436,507)	$(27,807)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the period ended March 31, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
2015	$253,494	$—	$—	$253,494

As of March 31, 2015, the components of tax basis distributable earnings (accumulated losses) were as follows:

MPS Funds
MPS Thomson Reuters Venture Capital Fund
Undistributed Ordinary Income	$66,194
Undistributed Long-Term Capital Gain	1,213
Unrealized Appreciation on Investments and Swap Contracts	269,853
Other Temporary Differences	209,137
Total Distributable Earnings	$546,397

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2015 there were no capital losses.

The differences between book and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at March 31, 2015 were as follows:

MPS Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
MPS Thomson Reuters Venture Capital Fund	$10,549,132	$791,057	$(312,067)	$478,990

Notes to Financial Statements

6. OTHER

At March 31, 2015, 100% of the Institutional Class shares outstanding and 97% of the A Class shares outstanding were held by one record shareholder.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of KraneShares Trust and the
Shareholders of MPS Thomson Reuters Venture Capital Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MPS Thomson Reuters Venture Capital Fund (one of the portfolios constituting KraneShares Trust, hereafter referred to as the “Fund”) at March 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 16, 2015

Trustees and Officers of the Trust (Unaudited)
March 31, 2015

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of Funds in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Director	Other Directorships Held by Trustees
Interested Trustees(2)
Jonathan Krane(1) 1350 Avenue of Americas, 2nd Floor New York, NY 10019 (1968)	Trustee and Chairman of the Board, No set term; served since 2012	Principal of Krane Capital LLC from June 2009 to present. Chief Executive Officer of MPS Funds, LLC from April 2014 to present. Chief Executive Officer of Krane Funds Advisors, LLC from May 2011 to present. Chief Executive Officer of Harvest Krane LLC from June 2012 to February 2014.	7	None
Independent Trustees(2)
Robb T. Doub 1350 Avenue of Americas, 2nd Floor New York, NY 10019 (1968)	Trustee, No set term; served since 2013	General Partner of New Markets Venture Partners from January 2003 to present.	7	None
John Ferguson 1350 Avenue of Americas, 2nd Floor New York, NY 10019 (1966)	Trustee, No set term; served since 2012	Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from May 2014 to present. President of Alden Global Capital, LLC (hedge fund adviser) from April 2012 to February 2014 (formerly, Chief Operating Officer from November 2011 to April 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from May 2005 to October 2011.	7	None
Matthew Stroyman 1350 Avenue of Americas, 2nd Floor New York, NY 10019 (1968)	Trustee, No set term; served since 2012	Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from September 2007 to present.	7	None

Trustees and Officers of the Trust (Unaudited)
March 31, 2015

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-995-2726. The following chart lists Trustees and Officers as of March 31, 2015.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Director	Other Directorships Held by Trustees
Interested Trustee/Officers(2)
Jonathan Krane 1350 Avenue of Americas, 2nd Floor New York, NY 10019 (1968)	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Principal of Krane Capital LLC from June 2009 to present. Chief Executive Officer of MPS Funds, LLC from April 2014 to present. Chief Executive Officer of Krane Funds Advisors, LLC from May 2011 to present. Chief Executive Officer of Harvest Krane LLC from June 2012 to February 2014.	7	None
Jennifer Tarleton (formerly Krane) 1350 Avenue of Americas, 2nd Floor New York, NY 10019 (1966)	Vice President and Secretary, No set term; served since 2012	Principal of Krane Capital LLC from June 2009 to present. Vice President of Krane Funds Advisors, LLC from July 2011 to present. Vice President of MPS Funds, LLC from April 2014 to present.	7	None
Dianne Mattioli 1350 Avenue of Americas, 2nd Floor New York, NY 10019 (1956)	Chief Compliance Officer, No set term; served since 2014	Principal/President of Regulatory Compliance Solutions Inc. since February 2013; Outsourced CCO for HedgeMark, a Bank of New York affiliate from June 2013 to September 2014; CCO of EIM Management (USA) Inc. from March 2006 to May 2013.	7	None
Peter Rodriguez(4) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (1962)	Assistant Treasurer, No set term; served since 2013	Director, Fund Accounting of SEI Investments Global Funds Services from 2011 to present, 1997 to 2005. Director, Mutual Fund Trading of SEI Private Trust Company from 2009 to 2011.	N/A	N/A
(1)	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.
(2)	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
(3)	As of March 31, 2015, the Trust had seven investment portfolios.
(4)	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Approval of Advisory Agreement & Board Considerations (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each KraneShares Fund’s investment advisory agreement(s) be specifically approved by: (i) the vote of the KraneShares Trust (the “Trust”) Board of Trustees (the “Board”) or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Trustees who are not parties to the investment advisory agreement(s) or “interested persons” (as defined under the 1940 Act) of any party to the investment advisory agreement(s) (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and MPS Funds LLC (the “Adviser”) and any sub-adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements. In addition, the 1940 Act requires the Trust to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Trust’s investment advisory contracts.

At an in-person meeting held on June 9, 2014 (the “Meeting”), the Board considered various proposals related to the investment advisory arrangements for several new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the “Agreement”) between the Trust and the Adviser and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between the Adviser and Index Management Solutions, LLC (the “Sub-Adviser”) with respect to the MPS Thomson Reuters Venture Capital Fund (the “Fund”). At the Meeting, the Board, including a majority of the Independent Trustees, approved for an initial two-year period the proposed Agreements with respect to the Fund, which commenced operations during the period covered by this Report. The Adviser and the Sub-Adviser are sometimes referred to herein as the “Advisers.

In considering the Agreements, the Board reviewed a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers. The information and materials provided to the Board included, among other items: (i) information regarding the nature, extent and quality of services to be provided by the Advisers under the Agreements; (ii) information about the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed fees and expenses to those of comparable funds; (iii) information regarding the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale; and (iv) a memorandum from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of investment advisory arrangements, including investment sub-advisory arrangements, under the 1940 Act.

The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the Sub-Adviser’s experience in providing advisory services to comparable funds and products; (iii) the Fund’s investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) the use, if any, of “soft” commission dollars to pay for research and other similar services; (vi) the resources devoted to compliance, generally, and monitoring with regard to the Fund’s investment policies and restrictions; and (vii) any “fall-out” benefits to the Advisers and their affiliates (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust). Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Advisers, and the Independent Trustees met separately, with Trust counsel, to consider the Agreements.

Approval of Advisory Agreement & Board Considerations (Unaudited)

In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors discussed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements.  The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the Fund and the resources dedicated to the Fund by the Advisers. The Board considered, among other things, the Advisers’ anticipated responsibilities for managing the investment operations of the Fund, in accordance with the Fund’s investment objective and policies, and applicable legal and regulatory requirements. The Board acknowledged that the Adviser is a newly formed investment adviser, but recognized the ownership and management of the Adviser was similar to that of the adviser of the Trust’s other series. The Board considered the Adviser’s role in coordinating the activities of the Trust’s service providers, obtaining and maintaining index licenses on behalf of the Fund, and marketing efforts in an attempt to grow the Fund’s assets. With respect to the Sub-Adviser, the Board noted the Sub-Adviser currently manages other funds, including certain other series of the Trust. The Board also noted the Sub-Adviser’s experience managing exchange-traded funds that pursue alternative strategies, and that such strategies were comparable to the strategy of the Fund. After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were sufficient to support the approval of the Agreements.

Performance of the Advisers.  The Board noted that the Fund is new and therefore has no historical performance for the Board to review. As a result, the Board concluded that historical investment performance was not a material factor in the approval of the Agreements for the Fund. However, following the Fund’s commencement of operations, the Board will evaluate the Fund’s performance in comparison to that of its underlying index.

The costs of the services to be provided and profits expected to be realized by the Advisers and their affiliates from their relationships with the Fund.  The Trustees considered the advisory fee proposed to be charged to the Fund for advisory services as well as the expected total expenses of the Fund. This information included comparisons of the Fund’s advisory fee and expected total expenses to those of other comparable funds. The Advisers noted that due to the unique strategy of the Fund, there were no direct comparisons available. As a result, the Advisers provided and the Board considered the fees and expenses of a variety of alternative strategy funds. The Trustees further considered that the sub-advisory fees for the Fund would be paid not by the Fund, but rather by the Adviser out of its advisory fee. The Board also noted that for a period of at least one year, the Adviser intended to contractually limit the total expense ratio of each class of the Fund to specified limits. The Board noted that the proposed advisory fee and expected total expense ratio of the Fund, after fee waivers and reimbursements, were within the range of those funds reviewed and determined that the proposed fees were reasonable.

With regard to profitability, the Trustees considered all compensation that would flow, directly or indirectly, to the Advisers and their affiliates, if any, from their relationship with the Fund, including any benefits derived or to be derived by the Advisers, such as soft dollar arrangements, as well as the cost of services to be provided to the Fund. The Trustees considered whether the levels of compensation under the Agreements were reasonable and justified in light of the quality of all services to be rendered to the Fund by the Advisers. When considering the profitability of the Sub-Adviser with respect to the

Approval of Advisory Agreement & Board Considerations (Unaudited)

sub-advisory services it anticipates providing to the Fund, the Board took into account the fact that the Sub-Adviser is compensated by the Adviser, and not by the Fund directly, and such compensation with respect to the Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and the Adviser. Based on this evaluation, the Board determined that, within the context of its full deliberations, it was satisfied that the investment advisory fee rates proposed for the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale.  The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the Fund through breakpoints in the investment advisory fee or through other means, such as expense waivers or limitations. The Trustees noted that the Investment Advisory Agreement does not provide for breakpoints in the Fund’s advisory fee rates as assets of the Fund increase. The Board considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize economies of scale if assets increase proportionally more than some expenses. The Trustees noted that they intend to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted in the future. After reviewing these and related factors, the Board concluded that the advisory and sub-advisory fee structures were reasonable and supported the approval of the Agreements.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, none of which was dispositive in itself and may have been weighed differently by each Trustee, and assisted by the advice of legal counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreements was appropriate. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial two-year period. The Board’s conclusions with respect to the Agreements were as follows: (a) the nature and extent of the services expected to be provided by the Advisers with respect to the Fund were appropriate; (b) the Advisers’ fees for the Fund, considered in relation to services expected to be provided, were fair and reasonable; (c) any additional benefits to the Advisers were not of a sufficient magnitude to affect the Board’s conclusions; and (d) the Board would consider the Advisers’ ability to share any economies of scale with respect to their management of the Fund after the Fund has been in operation for a reasonable period of time.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 to March 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Disclosure of Fund Expenses (Unaudited)

	Beginning Account Value 10/1/2014	Ending Account Value 3/31/2015	Annualized Expense Ratios	Expenses Paid During Period(1)
MPS Thomson Reuters Venture Capital Fund*
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,109.40	1.50%	$7.89
A Class Shares	$1,000.00	$1,108.30	1.75%	$9.20
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.45	1.50%	$7.54
A Class Shares	$1,000.00	$1,016.21	1.75%	$8.80

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 182/365 (to reflect the actual time the Fund was operational from 10/01/14-03/31/15).
*	Commenced operations on October 1, 2014.

Notice to Shareholders (Unaudited)

For shareholders that do not have a March 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2015 the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short Term Capital Gain Dividends(5)	Foreign Tax Credit
MPS Thomson Reuters Venture Capital Fund
0.00%	100.00%	100.00%	22.02%	16.33%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned fund to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

KraneShares Trust:
1350 Avenue of the Americas, 2nd Floor
New York, New York 10019
1-866-995-2726
http://mpsfunds.com/

Investment Adviser:
MPS Funds, LLC
1350 Avenue of the Americas, 2nd Floor
New York, New York 10019

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

This information must be preceded or accompanied by a current prospectus for the Fund described.

MPS-AR-001-0100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert John Ferguson is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Registrant.

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$108,000	$0	N/A	$48,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees	$30,000	$0	N/A	$13,500	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule2-01(c)(7)(i)(C) were as follows:

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $30,000 and $13,500 for 2015 and 2014, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By (Signature and Title)

/s/ Jonathan Krane
Jonathan Krane
Trustee and Principal Executive Officer

Date: June 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jonathan Krane
Jonathan Krane
Trustee and Principal Executive Officer

Date: June 16, 2015

By (Signature and Title)

/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 16, 2015